QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2002
(Date of earliest event reported)

TWO WAY TV (US), INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49610 (Commission File No.)	94-3349099 (IRS Employer Identification No.)
6300 Wilshire Boulevard Suite 1750 Los Angeles, CA		90048 (Zip Code)
(Address of principal executive offices)

(323) 852-6164

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 2.    Acquisition or Disposition of Assets.

        Effective as of April 30, 2002 (the "Effective Time"), Two Way TV (US), Inc., a Delaware corporation, formerly known as TWIN Entertainment, Inc. (the "Registrant"), completed its previously announced merger (the "Merger") with Interactive Network, Inc., a California corporation ("Interactive") pursuant to an Agreement and Plan of Reorganization dated as of May 31, 2001, as amended as of January 23, 2002 (the "Agreement"), by and among Registrant, Interactive and Two Way TV Limited, a corporation organized under the laws of England and Wales ("Two Way TV Limited"). Pursuant to the Agreement, following a 3.5293639-for-1 stock split by Registrant, Interactive was merged with and into Registrant and each issued and outstanding share of Interactive common stock, no par value per share, was converted into the right to receive one share of Registrant common stock, par value $0.001 per share. At the Effective Time, there were 45,560,949 shares of Interactive common stock outstanding. Registrant has assumed Interactive's stock option plan and all outstanding options and warrants to purchase, as well as notes convertible into, Interactive common stock. The total number of Interactive common stock underlying such options, warrants and notes was approximately 11,667,188 shares at the Effective Time.

        Prior to the Merger, Interactive and Two Way TV Limited each owned 50% (fifty percent) of the common stock of Registrant. Immediately following the Effective Time, Two Way TV Limited held 47,293,476 shares of Registrant common stock, which represented approximately 51% of Registrant common stock outstanding at the Effective Time, or 45% (forty-five percent) calculated on a fully diluted basis, with the former shareholders of Interactive owning the remaining 55% of the outstanding common stock of the Registrant assuming the exercise of all Interactive options and warrants and the conversion of all convertible notes.

        In connection with the Merger, Registrant and Two Way TV Limited have entered into a license agreement pursuant to which Two Way TV Limited grants to Registrant an exclusive license to all of Two Way TV Limited's intellectual property and technology for developing, marketing and providing interactive services and products within the U.S. and Canada as more fully described in the Amended and Restated License Agreement by and between Two Way TV Limited and Registrant, a copy of which is attached hereto as Exhibit 99.1.

        Registrant and Two Way TV Limited also have entered into a license agreement pursuant to which Registrant grants to Two Way TV Limited a license to three of Registrant's existing patents for developing, marketing and providing digital and analog interactive services and products in territories outside of the U.S. and Canada as more fully described in the Amended and Restated Termination and License Agreement by and between Two Way TV Limited and Registrant, a copy of which is attached hereto as Exhibit 99.2.

        Registrant and Two Way TV Limited have also signed a branding agreement under which Two Way TV Limited grants to Registrant an exclusive license to use all of Two Way TV Limited's trademarks (except those trademarks concerning an aspect of Two Way TV Limited's business unrelated to the business of Registrant) in connection with Registrant's operations and the intellectual property licensed by Two Way TV Limited to Registrant as more fully described in the Branding Agreement by and between Two Way TV Limited and Registrant, a copy of which is attached hereto as Exhibit 99.3.

        Registrant and Two Way TV Limited signed an investor rights agreement granting to Two Way TV Limited registration rights, co-sale rights and rights of first refusal with respect to future sales of stock by Registrant as more fully described in the Investor Rights Agreement by and between Two Way TV Limited and Registrant, a copy of which is attached hereto as Exhibit 99.4.

        Also in connection with the Merger, Registrant, Two Way TV Limited, and certain other shareholders signed a stockholders agreement providing for the election of certain members of the board of directors as more fully described in the Stockholders Agreement by and among Two Way TV Limited, Registrant, and the other parties named therein, a copy of which is attached hereto as Exhibit 99.5.

        The consideration paid by the Registrant was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Interactive, including valuations of comparable companies and the business and operating results of Interactive.

        The description contained in this Item 2 of the Merger and the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, as well as Amendment No. 1 to the Agreement, a copy of which is attached hereto as Exhibit 2.2.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial statements of the business acquired.

          (1)  The financial statements required by this item will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

          (2)  The accountant's report required by this item will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

(b)
Pro forma financial information.

          (1)  The pro forma financial statements required by this item will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

(c)
See attached Exhibit Index.

EXHIBIT INDEX

Number	Exhibit
2.1	Agreement and Plan of Reorganization by and among Interactive Network, Inc. Two Way TV Limited and TWIN Entertainment, Inc. dated as of May 31, 2001 (Incorporated by reference from Exhibit 2.1 to Two Way TV (US), Inc.'s Registration Statement on Form S-4 as filed with the Commission on September 26, 2001. File Number 333-70250).
2.2
Amendment No. 1 to Agreement and Plan of Reorganization dated January 23, 2002 (Incorporated by reference from Exhibit 2.2 to Two Way TV (US), Inc.'s Amendment No. 2 to Registration Statement on Form S-4 as filed with the Commission on January 24, 2002. File Number 333-70250).
99.1	Amended and Restated License Agreement by and between Two Way TV Limited and Two Way TV (US), Inc. dated as of April 30, 2002.
99.2	Amended and Restated Termination and License Agreement by and between Two Way TV Limited and Two Way TV (US), Inc. dated as of April 30, 2002.
99.3	Branding Agreement by and between Two Way TV Limited and Two Way TV (US), Inc. dated as of April 30, 2002.
99.4	Investor Rights Agreement by and among Two Way TV (US), Inc., Two Way TV Limited, and the other parties named therein, dated as of April 30, 2002.
99.5	Stockholders Agreement by and among Two Way TV Limited, Two Way TV (US), Inc., and the other parties named therein, dated as of April 30, 2002.
99.6	Press release dated May 1, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TWO WAY TV (US), INC.
By:	/s/ PIERS WILSON Piers Wilson Chief Financial Officer and Secretary

Date: May 15, 2002

QuickLinks

EXHIBIT INDEX
SIGNATURES